UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2018

Ominto, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37639	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 362-2393

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 1, 2018, Ominto, Inc. (the “Company”) received a letter (the “March 1 Letter”) from Nasdaq, which supersedes its letter dated February 22, 2018 (the “February 22” Letter) and was disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2018 (the “February Report”). The March 1 Letter indicates that the Company is not in compliance with Nasdaq’s continued listing requirements under the timely filing criteria outlined in Listing Rule 5250(c)(1). Due to the delay in filing its annual report on Form 10-K for the year ended September 30, 2017 (the “10-K”), the Company has been unable to file its quarterly report on Form 10-Q for the quarter ended December 31, 2017 (the “10-Q”) with the SEC.

The March 1 Letter states that the Company must submit a plan no later than March 5, 2018, rather than April 23, 2018 as stated in the February 22 Letter and disclosed in the February Report, setting forth the actions it will take to regain compliance with the Listing Rules for continued listing. If Nasdaq accepts such plan, the Company may be granted an exception of up to 180 calendar days from the date the 10-K was due, or until June 27, 2018, to regain compliance. On March 5, 2018, the Company submitted its plan to regain compliance to Nasdaq. The letter from Nasdaq has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

Item 7.01. Regulation FD Disclosure.

On March 5, 2018, the Company issued a press release announcing that the filing of the Form 10-Q has been delayed. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.
Date: March 5, 2018
	By:	/s/ Jim Spielman
Name: Jim Spielman
Title: Chief Financial Officer

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